Rule 497(e)

Registration Nos. 333-182308 and 811-22717

FIRST TRUST EXCHANGE-TRADED FUND VI
FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF
(the ”Fund”)
SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 1, 2017
DATED FEBRUARY 8, 2017
Notwithstanding anything to the contrary in the prospectus for the Fund, sub-paragraph number five of the fourth paragraph of the section entitled “Summary Information-First Trust Dorsey Wright International Focus 5 ETF-Principal Investment Strategies” in the prospectus is replaced in its entirety with the following:
“The Index is evaluated on a bi-monthly basis, and the five positions within the Index are held as long as those positions continue to suggest that they will outperform the majority of the inventory of other potential First Trust ETFs on a relative basis. An Index component will only be removed if it falls to the bottom half of the universe of First Trust ETFs according to the Index Provider’s proprietary relative strength methodology. An ETF is only added to the Index when a current member is removed. The Index will always be comprised of five First Trust ETFs. When an addition or deletion is made to the Index, the Index is rebalanced so that each position is equally weighted.”
PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS
FOR FUTURE REFERENCE